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                                                                  EXHIBIT 99.2

       CERTIFICATION OF THE CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C.
                SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

         Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of America Service Group Inc. (the "Company"), hereby certifies that the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: November 14, 2002



                                         Name: /s/ Michael W. Taylor
                                               ---------------------------------
                                         Title:   Senior Vice President &
                                                  Chief Financial Officer